UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2005

SCANSOFT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)

(781) 565-5000
(Registrant’s telephone number, including area code)

9 Centennial Drive, Peabody, Massachusetts 01960
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 22, 2005, ScanSoft, Inc. (“ScanSoft”) received a request from the Department of Justice (the “DOJ”) for additional information in connection with ScanSoft’s pending merger with Nuance Communications, Inc. (“Nuance”). The DOJ request extends the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 until 30 days after ScanSoft and Nuance have substantially complied with the request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ.

ScanSoft intends to promptly respond to the DOJ request and is working towards the intended close in September 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSoft, Inc.

By:	/s/ James R. Arnold, Jr.

James R. Arnold, Jr.
Chief Financial Officer

Date: June 23, 2005